                     Exhibit 4.2 - Form of Share Certificate
                            for Class B Common Shares


  SPECIMEN                                                           SPECIMEN

   NUMBER                        COMPANY LOGO                         SHARES


   CLASS B                                                            CLASS B
COMMON SHARES                                                      COMMON SHARES

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.

                       SEE REVERSE FOR CERTAIN DEFINITIONS







This certifies that                                              is the owner of
                                                    fully paid and nonassessable
Class B Common Shares without par value of Cleveland Indians Baseball Company, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


Dated
      -------------------





-------------------                                              ---------------
          SECRETARY                                                   PRESIDENT

                           REVERSE SIDE OF CERTIFICATE

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common
TEN ENT  as tenants by the entireties
JT TEN   as joint tenants with right of

                               UNIF GIFT MIN ACT--       Custodian
                                                  -------         --------
                                                  (Cust)           (Minor)
                                                   under Uniform Gift to
                                                   Minors Act
                                                              ------------
                                                                 (State)

                    Additional abbreviations may also be used
                          though not in the above list.


         The Class B Common Shares represented by this certificate are subject to restrictions on transfer. No Person may beneficially own Equity Shares equal to or in excess of 5% of the number of outstanding Equity Shares of any class without the approval of the Office of the Commissioner of Major League Baseball. Each holder of Equity Shares is required to furnish the Corporation such information as the Corporation may request pursuant to Division C. Section 3(d) of the Corporation's Amended and Restated Articles of Incorporation. Any Person who attempts to beneficially own Equity Shares in excess of the above limitation must immediately notify the Corporation in writing. If the above limitation is violated, the Equity Shares represented hereby equal to or in excess of the limitation shall be subject to redemption by the Corporation at the lower of the original cost or Market Value, by operation of the Corporation's Amended and Restated Articles of Incorporation. The Class B Common Shares represented by this certificate are subject to further restrictions on transfer as set forth in the Corporation's Amended and Restated Articles of Incorporation. All capitalized terms in this legend have the meanings defined in the Corporation's Amended and Restated Articles of Incorporation, as they may be amended from time to time, a copy of which, including the restrictions on transfer, will be sent without charge to each shareholder who so requests.

For value received              hereby sell assign and transfer
                   ------------

PLEASE INSERT SOCIAL SECURITY OR
  OTHER IDENTIFYING NUMBER OF
           ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________ Attorney to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises.

Dated                 , 19
     -----------------    ------

                                                ------------------------------
                                                NOTICE: THE SIGNATURE TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.